SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report          July 20, 1999

              REVOLVING HOME EQUITY LOAN TRUST 1996-2
     (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)


                 HOUSEHOLD FINANCE CORPORATION
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)


       Delaware              0-21971              Not Applicable
 (State or other juris-  (Commission File Number  (IRS Employer
diction of incorporation     of Registrant)      Identification
of Master Servicer)                                Number of
                                                  Registrant)


       2700 Sanders Road, Prospect Heights, Illinois  60070
     (Address of principal executive offices of      (Zip Code)
                 Master Servicer)


Servicer's telephone number, including area code 847/564-5000





                                 Exhibit Index appears on page 3

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

          99(a) Monthly Servicing Report to Trustee dated July 20, 1999 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of November 1, 1996 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A Certificates, Series 1996-2.















                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Revolving Home Equity Loan Trust 1996-2 by the undersigned hereunto duly authorized.



                            HOUSEHOLD FINANCE CORPORATION,
                         as Servicer of and on behalf of the

                         REVOLVING HOME EQUITY LOAN TRUST 1996-2
                                     (Registrant)



                      By:
                           J. W. Blenke
                           Authorized Representative
Dated:  July 23, 1999

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

          99(a) Monthly Servicing Report to Trustee dated July 20, 1999 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of November 1, 1996 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A Certificates, Series 1996-2.











                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Revolving Home Equity Loan Trust 1996-2 by the undersigned hereunto duly authorized.



                    HOUSEHOLD FINANCE CORPORATION,
                    as Servicer of and on behalf of the

                    REVOLVING HOME EQUITY LOAN TRUST 1996-2
                                (Registrant)




                      By:   /s/ J. W. Blenke
                            J. W. Blenke
                            Authorized Representative
Dated:   July 23, 1999

                          EXHIBIT INDEX




Exhibit
Number    Exhibit                                                 Page



                                                                    4
99(a) Monthly Servicing Report to Trustee dated July 20, 1999 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of November 1, 1996 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Servicer, and First National Bank of Chicago, as Trustee, with respect to the Class A Certificates, Series 1996-2.



















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